                              ALL-AMERICAN TERM
                              TRUST INC.

                              SEMI-ANNUAL REPORT
                              JULY 31, 1995

--------------------------------------------------------------------------------
                                                              September 15, 1995

Dear Shareholder,

     During the six months ended July 31, 1995, the pace of U.S. economic growth appeared to have slowed in response to the Federal Reserve Board's repeated increases in the benchmark Federal Funds rate, the rate banks charge each other for overnight borrowing. After seven short-term interest rate hikes between February 1994 and February 1995, the Federal Reserve Board increased the Federal Funds rate to 6.0%, and effectively doubled short-term interest rates in twelve months. However, on July 6, 1995, the Federal Reserve cut the benchmark Federal Funds rate by 0.25%. This decrease, the first in nearly three years, signals that the Federal Reserve Board believes that inflationary pressures have eased enough to accommodate an adjustment in monetary conditions from restrictive toward neutral.

ECONOMIC OVERVIEW

     News concerning the economy during the six months ended July 31, 1995 was dominated by debate over whether inflation was still a threat, discussions about the dismal performance of the dollar and details of efforts in Washington to implement a plan to balance the budget. Interest rates trended downward, as the perception that the Federal Reserve had won its battle with inflation and that the next policy action would be to lower short-term interest rates became widespread. The U.S. bond and stock markets rallied in the first half of 1995, as strength in corporate earnings pushed stock prices higher. Employment reports indicated a slowing economy, with consumer spending declining significantly from 1994 and consumer credit reports showing high ratios of installment debt to disposable income. Side effects of higher interest rates lingered, however. Markets for new and existing homes were sluggish until the close of the six-month period, despite historically attractive mortgage rates. Although the U.S. economy appears to have been flat in the second quarter, the second half of 1995 should show signs of further, albeit slower, growth.

PORTFOLIO REVIEW

     November 1994 marked the end of a difficult bear market period for fixed income markets, as interest rates on government securities peaked and prices bottomed. Although the Federal Reserve hiked short-term interest rates one more time in February 1995, the six month period ended July 31, 1995 was marked by a general decline in interest rates, culminating in a powerful bond market rally in May. As economic growth slowed, the mood of the bond market changed from gloom to euphoria, as investors no longer feared a continuing series of interest rate hikes by the Federal Reserve and began looking forward to interest rate cuts. Corporate bonds were strong performers during most of the period, as the rally in Treasuries spurred a rally in corporates, with investors chasing corporates' higher yields. As a result, All-American Term Trust Inc. (the 'Trust') had a total return for the six months ended July 31, 1995 of 9.31% based on the Trust's net asset value and 6.78% based on the Trust's share price on the New York Stock Exchange. During the six months ended July 31, 1995, the Trust made distributions totalling $0.58 per share. As of July 31, 1995, the Trust's net asset value per share was $14.05, while its share price on the New York Stock Exchange was $12.38.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     The Trust seeks to provide a high level of current income consistent with the preservation of capital. As described in the prospectus, the Trust will terminate on or about January 31, 2003 and will liquidate all of its assets and distribute the net proceeds to shareholders. While the portfolio is being managed in an effort to return the initial offering price of $15.00 per share, this is not guaranteed. The Trust maintains a diversified portfolio of investment grade corporate bonds, mortgage-backed securities, high yield bonds and AAA-rated zero coupon municipal bonds.

     On July 31, 1995, the investment grade portion of the portfolio had a weighted average maturity of 7.3 years in non-callable bonds in the industrial, bank and finance sectors. We continued to believe these sectors offered the best relative value and improving credit stories. The Trust's high yield component continued to be focused primarily in single B securities in various industrial sectors. During the six month period, the Trust remained fully invested with an average maturity of 5.1 years as of July 31, 1995.

     As a result of uncertainty about the future rate of economic activity and the level of the dollar, as well as a bond market that appears to have discounted a possible recession, we have chosen a cautious stance. The Trust's emphasis continues to be on security selection to minimize credit risk.

     We value you as a shareholder and as a client, and thank you for your continued support. We welcome any comments or questions you may have.

Sincerely,

/s/ Frank P.L. Minard                         /s/ Mary B. King

FRANK P.L. MINARD                             MARY B. KING
Chairman,                                     Portfolio Manager,
  Mitchell Hutchins Asset Management Inc.       All-American Term Trust Inc.

/s/ Thomas J. Libassi

THOMAS J. LIBASSI
Portfolio Manager,
  All-American Term Trust Inc.
--------------------------------------------------------------------------------

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Portfolio of Investments
July 31, 1995 (unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Maturity          Interest
  (000)                                                                Dates             Rates         Value
---------                                                       --------------------    --------    ------------
U.S. GOVERNMENT OBLIGATIONS -- 1.03%
  $ 2,000  U.S. Treasury Bills (cost -- $1,988,890)..........         09/07/95            5.405%    $  1,988,890
                                                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
CERTIFICATES -- 32.67%
   34,977  GNMA II ARM.......................................   08/20/23 to 10/20/24      7.000       35,363,543
   27,000  GNMA II ARM TBA...................................           TBA               7.000       27,556,875
                                                                                                    ------------
Total Government National Mortgage Association Certificates
  (cost -- $63,098,830)......................................                                         62,920,418
                                                                                                    ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES -- 8.22%
   15,423  FHLMC ARM (cost -- $15,828,004)...................         03/01/24            6.903       15,826,924
                                                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES -- 3.96%
    7,385  FNMA CMT ARM (cost -- $7,509,531).................         03/01/23            7.855        7,632,711
                                                                                                    ------------
AGENCY BACKED COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.73%
   15,353  FNMA Trust 1993-G8, Class PT......................         01/25/21            8.000&       3,233,748
    6,115  FNMA Trust 1993-41, Class H.......................         03/25/23            7.000&       2,017,922
                                                                                                    ------------
Total Agency Backed Collateralized Mortgage Obligations
  (cost -- $6,368,560).......................................                                          5,251,670
                                                                                                    ------------
CORPORATE BONDS -- 83.28%
AEROSPACE -- 0.91%
    2,000  Sabreliner Corp. Series A.........................         04/15/03           12.500        1,740,000
                                                                                                    ------------
BANKING -- 6.64%
    4,000  BankAmerica Corp. ................................         10/15/02            7.500        4,094,704
    3,000  Chemical Bank New York............................         09/15/02            7.250        3,031,230
    5,500  First Chicago Corp. ..............................         01/15/03            7.625        5,665,776
                                                                                                    ------------
                                                                                                      12,791,710
                                                                                                    ------------

CABLE -- 11.80%
    4,000# Australis Media...................................         05/15/03           14.000+       2,280,000
    4,000  Marcus Cable Co. .................................         08/01/04           13.500+       2,705,000
    1,000  Mobile Telecommunications.........................         12/15/02           13.500        1,095,000
    9,000  News America Holdings Inc. .......................         02/01/03            8.625        9,639,540
    7,000  Telecommunications Inc. ..........................         01/15/03            8.250        7,028,315
                                                                                                    ------------
                                                                                                      22,747,855
                                                                                                    ------------
COMMUNICATIONS -- 4.51%
    3,500  Comcast Cellular..................................         03/05/00            0.000        2,572,500
    2,400  Dial Page Inc. ...................................         02/15/00           12.250        2,604,000
    2,000  PanAmSat Corp. ...................................         08/01/03           11.375+       1,470,000
    2,000  Peoples Telecommunications Co.**..................         07/15/02           12.250        2,030,000
                                                                                                    ------------
                                                                                                       8,676,500
                                                                                                    ------------

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
 Amount                                                               Maturity          Interest
  (000)                                                                Dates             Rates         Value
---------                                                       --------------------    --------    ------------
CORPORATE BONDS (CONTINUED)
CONSUMER MANUFACTURING -- 2.05%
   $2,000  Chattem Inc. .....................................         06/15/04           12.750%    $  1,940,000
    2,000# Decorative Home Accents Inc.**....................         06/30/02           13.000        2,005,000
                                                                                                    ------------
                                                                                                       3,945,000
                                                                                                    ------------
DIVERSIFIED-ENERGY -- 4.87%
    4,000  Coastal Corp. ....................................         09/15/02            8.125        4,169,080
    5,000  Tenneco Inc. .....................................         10/01/02            7.875        5,212,710
                                                                                                    ------------
                                                                                                       9,381,790
                                                                                                    ------------

ENERGY -- 6.68%
    1,500  Crown Central Petroleum...........................         02/01/05           10.875        1,590,000
    2,000  Empire Gas Corporation............................         07/15/04           12.625+       1,660,000
    3,000  Kelley Oil & Gas..................................         06/15/99           13.500        2,940,000
    5,000# Transamerican Refining Corp. .....................         02/15/02           18.500+       3,581,400
    3,000  TransTexas Gas....................................         06/15/02           11.500        3,097,500
                                                                                                    ------------
                                                                                                      12,868,900
                                                                                                    ------------
FINANCE -- 11.40%
    3,000  Comdisco Corp. MTN................................         01/28/02            9.500        3,363,657
    5,000  CS First Boston Inc. MTN..........................         01/15/03            7.650        4,913,800
    6,500  General Motors Acceptance Corp. ..................         01/01/03            8.500        6,979,928
    7,000  Salomon Inc. MTN..................................         01/15/03            7.150        6,699,063
                                                                                                    ------------
                                                                                                      21,956,448
                                                                                                    ------------
FOOD & BEVERAGE -- 3.42%
    2,000  Flagstar Corp. ...................................         12/01/02           10.875        1,880,000
    4,000  Flagstar Corp. ...................................         11/01/04           11.250        1,670,000
    1,000  RJR Nabisco Inc. .................................         12/01/02            8.625        1,017,504
    2,000  Specialty Foods Acquisition Corp. ................         10/01/02           11.125        2,020,000
                                                                                                    ------------
                                                                                                       6,587,504
                                                                                                    ------------
GAMING -- 2.67%
    2,000  Harrahs Jazz......................................         11/15/01           14.250        2,010,000
    2,617  Hemmeter Enterprises**............................         12/15/00           12.000        1,099,145
    2,000  PRT Funding Corp. ................................         04/15/04           11.625        1,780,000
    1,000# Sam Houston Race Park.............................         07/15/99           11.750(a)       250,000
                                                                                                    ------------
                                                                                                       5,139,145
                                                                                                    ------------
GENERAL INDUSTRIAL -- 8.29%
    3,250  Alpine Group Inc.**...............................         07/15/03           12.250        2,973,750
    2,000  Empresa Moderna...................................         11/12/97           10.250        1,920,000
    5,000  Owens-Illinois Inc. ..............................         12/01/03           11.000        5,512,500
    2,000  Poindexter JB Inc. ...............................         05/15/04           12.500        1,930,000
    2,000# Terex Corp.**.....................................         05/15/02           13.750        1,620,000
    2,000  Walbro Corp.**....................................         07/15/05            9.875        2,000,000
                                                                                                    ------------
                                                                                                      15,956,250
                                                                                                    ------------
HEALTHCARE -- 1.10%
    2,000  Tenet HealthCare Corp. ...........................         09/01/02            9.625        2,120,000
                                                                                                    ------------

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
 Amount                                                               Maturity          Interest
  (000)                                                                Dates             Rates         Value
---------                                                       --------------------    --------    ------------
CORPORATE BONDS (CONTINUED)
HOTELS & LODGING -- 2.86%
   $4,000  Hilton Hotels Corp. ..............................         07/15/02            7.700%    $  4,010,123
    2,000  Kloster Cruise Ltd. ..............................         05/01/03           13.000        1,500,000
                                                                                                    ------------
                                                                                                       5,510,123
                                                                                                    ------------
LEISURE & ENTERTAINMENT -- 1.74%
    3,000  Time Warner Entertainment Inc. ...................         05/01/02            9.625        3,354,900
                                                                                                    ------------
MEDIA -- 1.05%
    2,000  Pegasus Media & Communications**..................         07/10/05           12.500        2,020,000
                                                                                                    ------------
OIL & GAS -- 3.18%
    6,000  USX Corp. MTN.....................................         08/05/02            7.990        6,120,000
                                                                                                    ------------
PACKAGING -- 3.49%
    2,000  Grupo Industrial Durango S.A. ....................         07/15/01           12.000        1,740,000
    2,000  Indah Kiat International..........................         06/15/02           11.875        2,030,000
    1,335  Rainy River Forest Products.......................         10/15/01           10.750        1,415,100
    1,500  RePap New Brunswick...............................         07/15/00            8.075        1,545,000
                                                                                                    ------------
                                                                                                       6,730,100
                                                                                                    ------------
RETAIL -- 2.45%
    1,000  Central Rents.....................................         12/15/03           12.875        1,005,000
    2,000  County Seat.......................................         10/01/02           12.000        1,990,000
    1,720  Wickes Lumber Co. ................................         12/15/03           11.625        1,720,000
                                                                                                    ------------
                                                                                                       4,715,000
                                                                                                    ------------
SUPERMARKETS & DRUGSTORES -- 2.64%
    3,500  Di Giorgio Corp. .................................         02/15/03           12.000        2,520,000
    2,000  Duane Reade Corp. ................................         09/15/02           12.000        1,660,000
    1,000  Farm Fresh Holdings...............................         10/01/00           12.250          905,000
                                                                                                    ------------
                                                                                                       5,085,000
                                                                                                    ------------

TEXTILES -- 1.53%
    3,000  Westpoint Stevens Inc. ...........................         12/15/05            9.375        2,955,000
                                                                                                    ------------
Total Corporate Bonds (cost -- $161,447,325).................                                        160,401,225
                                                                                                    ------------
CONVERTIBLE BONDS -- 0.61%
RETAIL -- 0.61%
    1,975  Carter Hawley Hale Stores (cost -- $1,249,157)....         12/31/00            6.250        1,165,250
                                                                                                    ------------

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
 Amount                                                         Maturity      Yield to
  (000)                                                          Dates        Maturity      Value
---------                                                       --------      --------   ------------
ZERO COUPON MUNICIPAL SECURITIES -- 8.88%
    $ 650  Bolingbrook Illinois Park District................   01/01/03        5.290%   $    441,298
      995  Cook County Illinois High School District.........   12/01/02        5.170         684,311
    4,500  Houston Texas Independent School District.........   08/15/02        5.020       3,174,255
    7,000  Houston Texas Water & Sewer.......................   12/01/02        5.020       4,866,190
    1,000  Maricopa County Arizona School District...........   01/01/02        5.020         727,500
    3,895  Northeast Texas Independent School District.......   02/01/03        5.140       2,661,960
    6,000  San Antonio Texas Electric & Gas..................   02/01/03        5.140       4,100,580
      650  William County Illinois Community School
             District........................................   12/15/02        5.170         446,154
                                                                                         ------------
Total Zero Coupon Municipal Securities (cost -- $16,843,373)                               17,102,248
                                                                                         ------------
Number of
Warrants
---------
WARRANTS -- 0.03%
AEROSPACE -- 0.01%
    2,000  Sabreliner Corp. .........................................................          20,000
                                                                                         ------------
RETAIL -- 0.02%
    1,000  Central Rents ............................................................          35,000
                                                                                         ------------
Total Warrants (cost -- $180,012)....................................................          55,000
                                                                                         ------------

Principal
 Amount                                                         Maturity      Interest
  (000)                                                           Date          Rate
---------                                                       --------      --------
REPURCHASE AGREEMENT -- 4.53%
   $8,721  Repurchase Agreement dated 07/31/95, with Citicorp
           Securities Inc., collateralized by $5,880,000
           Treasury Bond, 11.25% due 02/15/15; proceeds:
           $8,722,412 (cost -- $8,721,000)...................   08/01/95        5.830%      8,721,000
                                                                                         ------------
Total Investments (cost -- $283,234,682) -- 145.94%..........                             281,065,336
Liabilities in excess of other assets -- (45.94%)............                             (88,481,090)
                                                                                         ------------
NET ASSETS -- 100.00%........................................                            $192,584,246
                                                                                         ------------
                                                                                         ------------

------------
  & Planned amortization class interest security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in greater amount of interest being received and cause the yield to increase.

  # Security represents a unit which is comprised of the stated bond with attached warrants.

(a) Non-income producing security.

  + Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ARM--Adjustable Rate Mortgage

MTN--Medium Term Note

TBA--(To Be Announced) Securities are purchased on a forward commitment basis with approximated (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
July 31, 1995 (unaudited)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost --
     $283,234,682).............................................   $281,065,336
   Receivable for investments sold.............................      2,267,500
   Interest receivable.........................................      3,541,921
   Deferred organizational expenses............................        118,842
   Other assets................................................          2,441
                                                                  ------------
      Total assets.............................................    286,996,040
                                                                  ------------
LIABILITIES
   Payable for investments purchased...........................     94,039,365
   Payable to affiliate........................................        147,280
   Accrued expenses and other liabilities......................        225,149
                                                                  ------------
      Total liabilities........................................     94,411,794
                                                                  ------------
NET ASSETS
   Capital stock -- $0.001 par value; 100,000,000 shares
     authorized; 13,706,667 shares issued and outstanding......    205,597,650
   Undistributed net investment income.........................      1,385,702
   Accumulated net realized losses from investment
     transactions..............................................    (12,229,760)
   Net unrealized depreciation of investments..................     (2,169,346)
                                                                  ------------
   Net assets applicable to shares outstanding.................   $192,584,246
                                                                  ------------
                                                                  ------------
   Net asset value per share...................................         $14.05
                                                                        ------
                                                                        ------

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended July 31, 1995 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest.....................................................   $ 8,982,869
                                                                   -----------
EXPENSES:
   Investment advisory and administration.......................       848,587
   Custody and accounting.......................................        39,706
   Reports and notices to shareholders..........................        29,025
   Legal and audit..............................................        24,011
   Amortization of organizational expenses......................        22,812
   Transfer agency fees.........................................         5,982
   Directors' fees..............................................         3,000
   Other expenses...............................................        14,741
                                                                   -----------
                                                                       987,864
                                                                   -----------
NET INVESTMENT INCOME...........................................     7,995,005
                                                                   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
   Net realized losses from investment transactions.............    (3,388,223)
   Net change in unrealized appreciation/depreciation of
     investments................................................    13,421,414
                                                                   -----------
Net realized and unrealized gains from investment activities....    10,033,191
                                                                   -----------
Net increase in net assets resulting from operations............   $18,028,196
                                                                   -----------
                                                                   -----------

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Statement of Cash Flows
For the Six Months Ended July 31, 1995 (unaudited)
--------------------------------------------------------------------------------

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Interest received.........................................   $   9,365,510
  Expenses paid.............................................        (927,814)
  Purchases of short-term portfolio investments, net........      (9,531,494)
  Purchases of long-term portfolio investments..............    (512,165,708)
  Sales of long-term portfolio investments..................     521,140,840
                                                               -------------
  Net cash provided by operating activities.................       7,881,334
                                                               -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Dividends and distributions paid to shareholders..........      (7,881,334)
                                                               -------------
NET CHANGE IN CASH..........................................               0
  Cash at beginning of period...............................               0
                                                               -------------
  Cash at end of period.....................................   $           0
                                                               -------------
                                                               -------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations......      18,028,196
                                                               -------------
  Increase in cost of investments...........................      (3,477,568)
  Decrease in net unrealized appreciation/depreciation......     (13,421,414)
  Decrease in interest receivable...........................         529,314
  Increase in receivable for investments sold...............      (2,267,500)
  Increase in payable for investments purchased.............       8,430,256
  Decrease in deferred organization expenses................          22,812
  Decrease in other assets..................................           3,715
  Increase in payable to affiliate..........................           9,071
  Increase in accrued expenses and other liabilities........          24,452
                                                               -------------
    Total adjustments.......................................     (10,146,862)
                                                               -------------
         Net cash provided by operating activities..........   $   7,881,334
                                                               -------------
                                                               -------------

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      For the Six     For the Year
                                                     Months Ended        Ended
                                                     July 31, 1995    January 31,
                                                      (unaudited)         1995
                                                     -------------    ------------
FROM OPERATIONS:
   Net investment income..........................   $   7,995,005    $ 17,056,119
   Net realized losses from investment
     transactions.................................      (3,388,223)     (7,819,054)
   Net change in unrealized
     appreciation/depreciation of investments.....      13,421,414     (19,811,269)
                                                     -------------    ------------
   Net increase (decrease) in net assets resulting
     from operations..............................      18,028,196     (10,574,204)
                                                     -------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income.....................      (7,881,334)    (16,763,254)
                                                     -------------    ------------
   Net increase (decrease) in net assets..........      10,146,862     (27,337,458)

NET ASSETS:
   Beginning of period............................     182,437,384     209,774,842
                                                     -------------    ------------
   End of period (including undistributed net
     investment income of $1,385,702 and
     $1,272,031, respectively)....................   $ 192,584,246    $182,437,384
                                                     -------------    ------------
                                                     -------------    ------------

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     All-American Term Trust Inc. (the 'Trust') was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust is anticipated to terminate on or about January 31, 2003. Prior to March 1, 1993, the Trust had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), investment adviser and administrator of the Trust, of 6,667 shares of common stock for a total of $100,005. Organizational costs of $230,000 have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Trust commenced operations.

     Valuation of Investments -- Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the securities. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Directors. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's Board of Directors determines that this does not represent fair value.

     The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

     Investment Transactions and Investment Income -- Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the 'roll period'). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price.

     Repurchase Agreements -- The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligations to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Notes to Financial Statements -- (continued)
--------------------------------------------------------------------------------
the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Federal Tax Status -- The Trust intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, to the extent that the Trust distributes during each calendar year substantially all of its taxable net investment income, capital gains and certain other amounts, if any, the Trust may not be subject to a federal excise tax.

     Dividends and Other Distributions -- Dividends and distributions are recorded on the ex-dividend date. The Trust intends to pay monthly dividends at a constant rate that over time will result in the distribution of substantially all of the Trust's net investment income. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Trust has entered into an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Notes to Financial Statements -- (concluded)
--------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES


     For federal income tax purposes, the cost of securities owned at July 31, 1995 was substantially the same as the cost of securities for financial statement purposes.

     At July 31, 1995, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (from investments having an excess of
  value over cost)..........................................   $  3,238,982
Gross depreciation (from investments having an excess of
  cost over value)..........................................     (5,408,328)
                                                               ------------
Net unrealized depreciation of investments..................   $ (2,169,346)
                                                               ------------
                                                               ------------

     For the six months ended July 31, 1995, total aggregate purchases and sales of portfolio securities excluding short-term securities, were $520,581,156 and $523,347,650, respectively.

CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 13,706,667 shares outstanding at July 31, 1995, Mitchell Hutchins owned 6,667 shares.

FEDERAL TAX STATUS

     At January 31, 1995, the Trust had a net capital loss carryforward of $5,276,006. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire January 31, 2003.

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                            NET REALIZED AND
                                               UNREALIZED           NET INCREASE
                                             GAINS/(LOSSES)          (DECREASE)
                                                  FROM             IN NET ASSETS
                        NET INVESTMENT         INVESTMENT          RESULTING FROM
                            INCOME             ACTIVITIES            OPERATIONS
                       ----------------    ------------------    ------------------
                        TOTAL      PER      TOTAL       PER       TOTAL       PER
QUARTER ENDED          (000'S)    SHARE    (000'S)     SHARE     (000'S)     SHARE
--------------------   -------    -----    --------    ------    --------    ------
July 31, 1995.......   $ 3,929    $0.28    $  3,108    $ 0.23    $  7,037    $ 0.51
April 30, 1995......     4,066     0.30       6,925      0.51      10,991      0.81
                       -------    -----    --------    ------    --------    ------
     Total..........   $ 7,995    $0.58    $ 10,033    $ 0.74    $ 18,028    $ 1.32
                       -------    -----    --------    ------    --------    ------
                       -------    -----    --------    ------    --------    ------

January 31, 1995....   $ 4,089    $0.30    $ (1,707)   $(0.13)   $  2,382    $ 0.17
October 31, 1994....     4,284     0.31      (6,907)    (0.50)     (2,623)    (0.19)
July 31, 1994.......     4,356     0.31      (2,454)    (0.17)      1,902      0.14
April 30, 1994......     4,327     0.32     (16,562)    (1.21)    (12,235)    (0.89)
                       -------    -----    --------    ------    --------    ------
     Total..........   $17,056    $1.24    $(27,630)   $(2.01)   $(10,574)   $(0.77)
                       -------    -----    --------    ------    --------    ------
                       -------    -----    --------    ------    --------    ------

January 31, 1994....   $ 3,895    $0.29    $  1,634    $ 0.11    $  5,529    $ 0.40
October 31, 1993....     4,442     0.32         145      0.01       4,587      0.33
July 31, 1993.......     4,541     0.33       3,682      0.28       8,223      0.61
April 30, 1993*.....     2,304     0.17      (1,674)    (0.13)        630      0.04
                       -------    -----    --------    ------    --------    ------
     Total..........   $15,182    $1.11    $  3,787    $ 0.27    $ 18,969    $ 1.38
                       -------    -----    --------    ------    --------    ------
                       -------    -----    --------    ------    --------    ------

------------------
* For the period March 1, 1993 (commencement of operations) to April 30, 1993.

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
     Selected data for a share of common stock outstanding for each of the periods represented below:

                                                                                 FOR THE PERIOD
                                                                                 MARCH 1, 1993
                                            FOR THE SIX                          (COMMENCEMENT
                                           MONTHS ENDED       FOR THE YEAR       OF OPERATIONS)
                                           JULY 31, 1995         ENDED                 TO
                                            (UNAUDITED)     JANUARY 31, 1995    JANUARY 31, 1994
                                           -------------    ----------------    ----------------
Net asset value, beginning of period....     $   13.31          $  15.30            $  15.00
                                           -------------    ----------------    ----------------
Net investment income...................          0.58              1.24                1.11
Net realized and unrealized gains
  (losses) on investment transactions...          0.74             (2.01)               0.27
                                           -------------    ----------------    ----------------
Net increase (decrease) in net asset
  value resulting from operations.......          1.32             (0.77)               1.38
                                           -------------    ----------------    ----------------
Less dividends and distributions:
Dividends from net investment income....         (0.58)            (1.22)              (1.06)
Distributions in excess of net realized
  gains from investment transactions....            --                --               (0.02)
                                           -------------    ----------------    ----------------
Total dividends and distributions.......         (0.58)            (1.22)              (1.08)
                                           -------------    ----------------    ----------------
                                           -------------    ----------------    ----------------
Net asset value, end of period..........     $   14.05          $  13.31            $  15.30
                                           -------------    ----------------    ----------------
                                           -------------    ----------------    ----------------
Per share market value, end of period...     $   12.38          $  12.13            $  14.38
                                           -------------    ----------------    ----------------
                                           -------------    ----------------    ----------------
Total investment return(1)..............          6.78%            (7.13)%              3.04%
                                           -------------    ----------------    ----------------
                                           -------------    ----------------    ----------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $ 192,584          $182,437            $209,775
Ratio of expenses to average net
  assets................................          1.05%*            1.05%               1.04%*
Ratio of net investment income to
  average net assets....................          8.48%*            8.95%               8.02%*
Portfolio turnover rate.................           194%              383%                416%

------------------
  * Annualized


(1) Total investment return is calculated assuming a purchase of one share of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends to common stockholders at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for periods of less than one year.

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
THE TRUST

     All American Term Trust Inc. (the 'Trust') is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ('NYSE'). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities, triple-A rated zero coupon municipal bonds. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'), which has over $44 billion in assets under management as of August 31, 1995.

SHAREHOLDER INFORMATION

     The NYSE ticker symbol for the Trust is AAT. Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's, as well as other newspapers.

     The annual meeting of shareholders of the Trust was held on May 18, 1995. At the meeting, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, John R. Torell III and William D. White were elected as directors to serve without limit in time, subject to resignation, retirement or removal. The selection of Ernst & Young LLP as the Fund's independent auditors was ratified.

     The votes were as follows:

                               SHARES            SHARES
                             VOTED FOR     WITHHOLD AUTHORITY
                             ----------    ------------------
Richard Q. Armstrong......   13,075,495          145,466
E. Garrett Bewkes, Jr. ...   13,089,194          131,767
Richard R. Burt...........   13,100,868          120,093
John R. Torell III........   13,103,328          117,633
William D. White..........   13,082,455          138,506

                                  SHARES        SHARES             SHARES
                                VOTED FOR    VOTED AGAINST   WITHHOLD AUTHORITY
                                ----------   -------------   ------------------
Ratification of the selection
  of Ernst & Young LLP......... 13,094,285       42,878            83,797

     Broker non-votes and abstentions are included within the 'Shares Withhold Authority' totals.

ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
General Information -- (concluded)
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

     The Trust has established a Dividend Reinvestment Plan (the 'Plan') under which all shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Trust will not issue any new shares in connection with its Plan.

                     -----------------------------------------
                     DIRECTORS
                     E. Garrett Bewkes, Jr., Chairman
                     Richard Q. Armstrong
                     Richard R. Burt
                     John R. Torell III
                     William D. White
                     -----------------------------------------
                     PRINCIPAL OFFICERS
                     Margo N. Alexander
                     President

                     Victoria E. Schonfeld
                     Vice President

                     Dianne E. O'Donnell
                     Vice President and Secretary

                     Julian F. Sluyters
                     Vice President and Treasurer
                     -----------------------------------------
                     INVESTMENT ADVISER AND
                     ADMINISTRATOR
                     Mitchell Hutchins Asset Management Inc.
                     1285 Avenue of the Americas
                     New York, New York 10019
                     -----------------------------------------

                     Notice is hereby given in accordance
                     with Section 23(c) of the Investment
                     Company Act of 1940 that from time
                     to time the Trust may purchase at
                     market prices shares of its common
                     stock in the open market.

                     The financial information included
                     herein is taken from the records of
                     the Trust without examination by
                     independent auditors, who do not
                     express an opinion thereon.

                     This report is sent to the
                     shareholders of the Trust for their
                     information. It is not a prospectus,
                     circular or representation intended
                     for use in the purchase or sale of
                     shares of the Trust or of any
                     securities mentioned in the report.

                     (Copyright) 1995 PaineWebber Incorporated

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